UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

GAIA, INC.

(Exact name of Registrant as Specified in Its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West South Boulder Road
Louisville, Colorado		80027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 222-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GAIA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the Gaia, Inc. 2019 Long-Term Incentive Plan

The disclosure set forth below relating to shareholder approval of an amendment to the Gaia, Inc. (the “Company”) 2019 Long-Term Incentive Plan (the “2019 Incentive Plan”) at the 2025 annual meeting of shareholders (the “Annual Meeting”) is incorporated herein by reference. The description of the 2019 Incentive Plan set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2025 (the “2025 Proxy Statement”) is hereby incorporated by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 8, 2025. At the Annual Meeting, the shareholders of the Company voted on two proposals as described below.

1. The Company’s shareholders elected five directors, each to serve until the 2026 annual meeting of shareholders, or until his or her successor has been duly elected and qualified, subject to earlier resignation or removal. Each nominee for director was elected by a vote of the shareholders as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kristin Frank	61,205,051	4,003,984	–
Keyur Patel	61,216,916	3,992,119	–
Jirka Rysavy	61,216,172	3,992,863	–
Paul Sutherland	60,888,842	4,320,193	–
Anaal Udaybabu	61,205,079	4,003,956	–

2. The Company’s shareholders voted to approve an amendment to the 2019 Incentive Plan to increase the maximum number of shares of the Class A Common Stock authorized for issuance under the 2019 Incentive Plan by 700,000 shares such that the total number of shares authorized for issuance will be 2,500,000 shares, as disclosed in the Company’s 2025 Proxy Statement, by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,419,918	4,784,003	5,114	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAIA, INC.

Date:	May 13, 2025	By:	/s/ Ned Preston
Name: Ned Preston Title: Chief Financial Officer